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                                                                    EXHIBIT 10.3

                                  ROWECOM INC.

                       1999 EMPLOYEE STOCK PURCHASE PLAN


     1.  Definitions.  As used in this 1999 Employee Stock Purchase Plan of
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RoweCom Inc., the following terms have the respective meanings ascribed to them below:

     (a) Base Compensation means annual or annualized base compensation,
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exclusive of overtime, bonuses, contributions to employee benefit plans, and other fringe benefits.

     (b) Beneficiary means, with respect to any Participating Employee, the
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person designated as beneficiary on such Participating Employee's Membership
Agreement or other form provided by the Company for such purpose, or if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

     (c) Board means the board of directors of the Company, except that if and
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for so long as the board of directors of the Company has delegated its authority with respect to the Plan to the Committee pursuant to Section 4, then all references in this Plan to the Board will be deemed to refer to the Committee acting in such capacity.

     (d) Code means the Internal Revenue Code of 1986, as amended.
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     (e) Company means RoweCom Inc., a Delaware corporation.
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     (f) Committee means the Compensation Committee of the Board.
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     (g) Effective Date means the effective date of the Company's first
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registration statement to become effective pursuant to the Securities Act of
1933, as amended.

     (h) Eligible Employee means a person who is eligible under the provisions
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of Section 7 to receive an Option as of a particular Offering Commencement Date.

     (i) Employer means, as to any particular Offering Period, the Company and
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any Related Corporation that is designated by the Board as a corporation whose
Eligible Employees are to receive Options as of that Period's Offering Commencement Date, and any Related Corporation that
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has been designated by the Board as such a corporation as to a prior Offering
Period, unless and until the Board acts to revoke such designation.

     (j) Market Value means, as of the Offering Commencement Date of the first
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Offering Period under this Plan, the initial public offering price at which shares of Stock are offered to the public, as specified in the Company's registration statement referred to above, and as of any other particular date,
(i) if the Stock is listed on a national securities exchange, the closing price of the Stock on such exchange on such date, (ii) if the Stock is not listed on a national securities exchange but is quoted through the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or any successor thereto, the last sale price of the Stock so quoted on such date, and (iii) if the Stock is not listed on a national securities exchange or quoted through the NASDAQ National Market System or any successor thereto, but is quoted through NASDAQ other than through the National Market System, or is otherwise publicly traded, the average of the closing bid and asked prices of the Stock so quoted or otherwise reported on such date.

     (k) Membership Agreement means an agreement whereby a Participating
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Employee authorizes an Employer to withhold payroll deductions from his or her
Base Compensation.

     (l) Offering Commencement Date means the first business day of an Offering
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Period on which Options are granted to Eligible Employees.

     (m) Offering Period means each of the periods described in Section 8 that
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is designated or deemed designated by the Board as an "Offering Period."

     (n) Offering Termination Date means the last business day of an Offering
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Period, on which Options must, if ever, be exercised.

     (o) Option means an option to purchase shares of Stock granted under the
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Plan.

     (p) Option Shares means shares of Stock purchasable under an Option.
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     (q) Participating Employee means an Eligible Employee to whom an Option is
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granted.
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     (r) Plan means this 1999 Employee Stock Purchase Plan of the Company, as
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amended from time to time.

     (s) Related Corporation means any corporation that is or during the term of
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the Plan becomes a parent corporation of the Company, as defined in Section
424(e) of the Code, or a subsidiary corporation of the Company, as defined in
Section 424(f) of the Code.



     (t) Stock means the common stock, $0.01 par value per share, of the
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Company.

     2.  Purpose of the Plan.  The Plan is intended to encourage ownership of
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Stock by employees of the Company and any Related Corporations and to provide an additional incentive for the employees to promote the success of the business of the Company and any Related Corporations. It is intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     3.  Term of the Plan.  The Plan will become effective on the Effective
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Date.  No Option may be granted under the Plan after the tenth anniversary of the Effective Date.

     4.  Administration of the Plan.  The Plan will be governed by and
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interpreted and construed in accordance with the internal laws of the State of
Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan. The Plan will be administered by the Board. The Board will determine which semi-annual periods will be Offering Periods in accordance with Section 8, and which (if any) Related Corporations will be Employers as to each Offering Period. The Board will have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations of the Board under the Plan will be final and binding as to all persons having or claiming any interest in or arising out of the Plan, including the Company, its stockholders, and any and all Participating Employees. The Board may delegate all or any portion of its authority with respect to the Plan to the Committee, and thereafter until such delegation is revoked by the Board all powers under the Plan delegated to the Committee will be exercised by the Committee.
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     5.  Termination and Amendment of Plan.  The Board may terminate the Plan at
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any time, and may amend the Plan at any time and from time to time.  Without limiting the generality of the foregoing, the Board may amend the Plan from time to time to increase or decrease the length of any future Offering Periods and to make all required conforming changes to the Plan. No termination or amendment of the Plan may adversely affect the rights of a Participating Employee with respect to any Option held by the Participating Employee prior to such termination or amendment.

     6.  Shares of Stock Subject to the Plan.  No more than an aggregate of
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2,500,000 shares of Stock may be issued or delivered pursuant to the exercise of
Options granted under the Plan (subject to automatic proportionate adjustment in the event of any other stock dividend, stock split, stock combination, recapitalization, or other similar event affecting the Common Stock and occurring after February 5, 1999, and to adjustments made in accordance with
Section 9.7). Shares to be delivered upon exercise of Options may be either shares of Stock that are authorized but unissued or shares of Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will not count against the above limit and will become available for other Options granted under the Plan.

     7.  Persons Eligible to Receive Options.  Each employee of an Employer will
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be granted an Option on each Offering Commencement Date on which such employee meets all of the following requirements:

     (a) The employee is customarily employed by an Employer for more than twenty hours per week and for more than five months per calendar year.

     (b) The employee will not, after grant of the Option, own Stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this paragraph (b), the rules of Section 424(d) of the Code will apply in determining the Stock ownership of the employee, and Stock that the employee may purchase under outstanding options will be treated as Stock owned by the employee.

     (c) Upon grant of the Option, the employee's rights to purchase Stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations will not accrue at a rate exceeding $25,000 of Market Value of Stock (determined as of the grant date) for each calendar year in which such Option is outstanding at
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any time. The accrual of rights to purchase Stock will be determined in accordance with Section 423(b)(8) of the Code.

     8.   Offering Commencement Dates.  Options will be granted on the first
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business day of the period running from the Effective Date to June 30, 1999, and of each semi-annual period running from July 1 to the next following December 31 or from January 1 to the next following June 30 that is designated by the Board as an Offering Period. Following the initial Offering Period under the Plan (i.e., the period running from the Effective Date to June 30, 1999), all succeeding semi-annual periods described above will be deemed Offering Periods without need of further Board action unless and until contrary action will have been taken by the Board prior to the beginning of what would otherwise be an Offering Period.

     9.   Terms and Conditions of Options.
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     9.1  General.  All Options granted on a particular Offering Commencement
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Date will comply with the terms and conditions set forth in Sections 9.2 through
9.11. Subject to Sections 7(c) and 9.9, each Option granted on a particular Offering Commencement Date will entitle the Participating Employee to purchase that number of shares of Stock equal to the result of $12,500 (or such lesser amount as is selected by the Board, prior to the applicable Offering
Commencement Date, and applied uniformly during the Offering Period then beginning) divided by the Market Value of one such share on the Offering Commencement Date and then rounded down, if necessary, to the nearest whole number.

     9.2  Purchase Price.  The purchase price of each Option Share will be 85%
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of the lesser of (a) the Market Value of a share of Stock as of the Offering
Commencement Date or (b) the Market Value of a share of Stock as of the Offering Termination Date.

     9.3  Restrictions on Transfer.
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     (a) Options may not be transferred otherwise than by will or pursuant to applicable laws of descent and distribution. During the lifetime of a Participating Employee, such Participating Employee's Options may not be exercised by anyone other than such Participating Employee.

     (b) The Optionee will agree in the Membership Agreement to notify the Company of any transfer of Option Shares within two years of the Offering Commencement Date for such Option Shares. The Company will have the right to place a legend on all stock certificates representing Option
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Shares instructing the transfer agent to notify the Company of any transfer of such Option Shares. The Company will also have the right to place a legend on all stock certificates representing Option Shares setting forth or referring to the restriction on transferability of such Option Shares.

     9.4  Expiration.  Each Option will expire at the close of business on the
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Offering Termination Date or on such earlier date as may result from the operation of Sections 9.5 or 9.6.

     9.5  Termination of Employment of Optionee.  If a Participating Employee
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ceases for any reason (other than death) to be continuously employed by an
Employer, whether due to voluntary severance, involuntary severance, transfer, or disaffiliation of a Related Corporation with the Company, his or her Option will immediately expire, and the Participating Employee's accumulated payroll deductions will be returned by the Company. For purposes of this Section 9.5, a Participating Employee will be deemed to be employed throughout any leave of absence for military service, illness, or other bona fide purpose that does not exceed the longer of ninety days or the period during which the Participating Employee's reemployment rights are guaranteed by statute (including without limitation the Veterans Reemployment Rights Act or similar statute relating to military service) or by contract. If the Participating Employee does not return to active employment prior to the termination of such period, his or her employment will be deemed to have ended on the ninety-first day of such leave of absence (or such longer period guaranteed by statute or by contract as provided above).

     9.6  Death of Optionee.  If a Participating Employee dies, his or her
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Beneficiary will be entitled to withdraw the Participating Employee's accumulated payroll deductions, or to purchase shares on the Offering Termination Date to the extent that the Participating Employee would be so entitled had he or she continued to be employed by an Employer. The number of shares purchasable will be limited by the amount of the Participating Employee's accumulated payroll deductions as of the date of his or her death. Accumulated payroll deductions will be applied by the Company toward the purchase of shares only if, not later than the Offering Termination Date, the Participating Employee's Beneficiary submits to the Employer a written request that the deductions be so applied. Accumulated payroll deductions not withdrawn or applied to the purchase of shares will be delivered by the Company to the Beneficiary within a reasonable time after the Offering Termination Date.
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     9.7  Capital Changes Affecting the Stock.  In the event that, between the
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Offering Commencement Date and the Offering Termination Date with respect to an
Option, a stock dividend is paid or becomes payable in respect of the Stock, or there occurs a split-up or contraction in the number of shares of Stock, the number of shares of Stock for which the Option may thereafter be exercised and the price to be paid for each such share will both be proportionately adjusted. In the event that, after the Offering Commencement Date, there occurs a reclassification or change of outstanding shares of Stock or a consolidation or merger of the Company with or into another corporation or a sale or conveyance, substantially as a whole, of the property of the Company, the Participating Employee will be entitled on the Offering Termination Date to receive shares of Stock or other securities equivalent in kind and value to the shares of Stock he or she would have held if he or she had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance and had continued to hold such shares (together with all other shares and securities thereafter issued in respect thereof) until the Offering Termination Date. In the event that there is to occur a recapitalization involving an increase in the par value of the Stock that would result in a par value exceeding the exercise price under an outstanding Option, the Company may notify the affected Participating Employee of such proposed recapitalization, after which the Participating Employee will have the right to exercise his or her Option prior to such recapitalization; if the Participating Employee fails to exercise the Option prior to recapitalization, the exercise price under the Option will be appropriately adjusted. In the event that, after the Offering Commencement Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each Option will terminate, but the Participating Employee will have the right to exercise his or her Option prior to such dissolution or liquidation.

     9.8  Payroll Deductions.  A Participating Employee may purchase shares
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under his or her Option during any particular Offering Period by completing and returning to the Company at least 15 days prior to the beginning of such Offering Period a Membership Agreement indicating a percentage (which will be a full integer between one and ten, inclusive) of his or her Base Compensation that is to be withheld each pay period (not to exceed an aggregate of $12,500 in any Offering Period). No Participating Employee will be permitted to change the percentage of Base Compensation withheld during an Offering Period. However, not more than once per Offering Period the Participating Employee may cancel his or her Agreement, and withdraw all (but not less than all) of his or her accumulated payroll deductions, by submitting a written request therefor to the Company not
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                                      -8-

later than the close of business on the Offering Termination Date.
The percentage of Base Compensation withheld may be changed from one Offering Period to another.

     9.9  Exercise of Options.  On the Offering Termination Date the
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Participating Employee may purchase the number of shares purchasable by his or her accumulated payroll deductions, or if less, the maximum number of shares subject to the Option as provided in Section 9.1, provided that:

     (a) If the total number of shares that all Optionees elect to purchase, together with any shares already purchased under the Plan, exceeds the total number of shares that may be purchased under the Plan pursuant to Section 6, the number of shares that each Optionee is permitted to purchase will be decreased pro rata based on the Participating Employee's accumulated payroll deductions in relation to all accumulated payroll deductions currently being withheld under the Plan.

     (b) If the number of shares purchasable includes a fraction, such number will be adjusted to the next smaller whole number and the purchase price will be adjusted accordingly.

Accumulated payroll deductions not withdrawn prior to the Offering Termination Date will be automatically applied by the Company toward the purchase of Option Shares, or to the extent in excess of the aggregate purchase price of the shares then purchasable by the Participating Employee, refunded to the Participating Employee, except that where such excess is less than the purchase price for a single share of Stock on the Offering Termination Date, such excess will not be refunded but instead will be carried over and applied to the purchase of shares in the first following Offering Period (subject to the possibility of withdrawal by the Participating Employee during such Offering Period in accordance with the terms of the Plan).

     9.10  Delivery of Stock.  Except as provided below, within a reasonable
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time after the Offering Termination Date, the Company will deliver or cause to be delivered to the Participating Employee a certificate or certificates for the number of shares purchased by the Participating Employee. A stock certificate representing the number of Shares purchased will be issued in the participant's name only, or if his or her Membership Agreement so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises requires that the Company or the
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Participating Employee take any action in connection with the shares being purchased under the Option, delivery of the certificate or certificates for such shares will be postponed until the necessary action will have been completed, which action will be taken by the Company at its own expense, without unreasonable delay. The Optionee will have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

     9.11  Return of Accumulated Payroll Deductions.  In the event that the
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Participating Employee or the Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, or death, or in the event that accumulated payroll deductions exceed the price of shares purchased, such amount will be returned by the Company to the Participating Employee or the Beneficiary, as the case may be, not later than within a reasonable time following the Offering Termination Date applicable to the Option Period in which such deductions were taken. Accumulated payroll deductions held by the Company will not bear interest nor will the Company be obligated to segregate the same from any of its other assets.